THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE SECURITIES LAWS.  THIS NOTE MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OF THE NOTE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE ISSUER HEREOF IS SATISFIED THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER AND EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE SENIOR SECURED NOTE AGREEMENT REFERRED TO BELOW.

THIS NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT.”  UPON PURCHASER’S REQUEST, ISSUER WILL PROMPTLY MAKE AVAILABLE INFORMATION NEEDED IN CONNECTION WITH THE COMPUTATION OF PURCHASER’S UNITED STATES FEDERAL INCOME TAX LIABILITY.  IN ACCORDANCE WITH SECTION 1.1275-3(b)(1) OF THE UNITED STATES TREASURY REGULATIONS, SUCH INFORMATION SHALL INCLUDE THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY (AND, IF APPLICABLE, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE).  PURCHASER MAY OBTAIN SUCH INFORMATION FROM ISSUER BY CALLING MICHAEL B. CAMPBELL AT (714) 832-3249

Senior Secured Promissory Note

$11,400,000.00	September [_], 2011

FOR VALUE RECEIVED, the undersigned, RESOURCE HOLDINGS, INC., a Nevada corporation (“Issuer”), hereby promises to pay to the order of West Ventures, LLC, having a mailing address at 152 West 57th Street, 54th Floor, New York, NY  10019 (or at such other place as the holder may from time to time designate) (“Purchaser”), the principal sum of ELEVEN MILLION FOUR HUNDRED THOUSAND DOLLARS ($11,400,000.00) together with interest in respect thereof as set forth in the Senior Secured Note Agreement (as defined below).

This note is the Note delivered in accordance with that certain Senior Secured Note Agreement dated as of the date hereof (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Senior Secured Note Agreement”), by and between Issuer and Purchaser.  Capitalized terms used in this Note are defined in the Senior Secured Note Agreement, unless otherwise expressly stated herein.  This note is entitled to the benefits of the Senior Secured Note Agreement and is subject to all of the agreements, terms and conditions contained therein, all of which are incorporated herein by this reference.  PAYMENT OF THIS NOTE AND THE ENFORCEMENT OF THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBJECT TO THE AGREEMENTS, TERMS AND CONDITIONS CONTAINED IN THE SENIOR SECURED NOTE AGREEMENT.  This note may not be prepaid, in whole or in part, except in accordance with the terms and conditions set forth in the Senior Secured Note Agreement.

The outstanding principal balance of this Note shall be due and payable on the Principal Payment Dates as set forth in Section 2.1(b) of the Senior Secured Note Agreement.  Interest on the principal amount of this Note from time to time outstanding shall be due and payable as provided in Section 2.1(c) of the Senior Secured Note Agreement, at the annual rate of interest set forth in such section of the Senior Secured Note Agreement.  In no event, however, shall interest exceed the maximum rate permitted by law.

As provided in Section 9.2 of the Senior Secured Note Agreement, upon the occurrence of an Event of Default under Section 9.1 of the Senior Secured Note Agreement, this Note, and all amounts payable hereunder shall, at the option of the holder, immediately become due and payable in accordance with the Senior Secured Note Agreement, without notice of any kind.

The undersigned expressly waives (to the extent not otherwise prohibited by law) any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration or notice of any other kind except as expressly provided in the Senior Secured Note Agreement.

THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLES THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

IN WITNESS WHEREOF, Issuer has caused this Senior Secured Promissory Note to be executed by its duly authorized representative as of the date first above written.

ISSUER:

RESOURCE HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Senior Secured Promissory Note]